UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

  February 28, 2012 (February 24, 2012)

  COLONY RESORTS LVH ACQUISITIONS, LLC

(Exact name of registrant as specified in its charter)

Nevada	000-50635	41-2120123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Paradise Road, Las Vegas, Nevada	89109
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: (702) 732-5922

N/A
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02         Termination of a Material Definitive Agreement

            On February 24, 2012, the Company entered into a Separation Agreement with David Monahan following his resignation as the Company’s Chief Executive Officer and General Manager.

            Pursuant to the mutual agreement between Mr. Monahan and the Company, Mr. Monahan’s Employment Agreement dated September 8, 2009 will terminate on February 29, 2012.

            The Company will pay Mr. Monahan an accrued but unpaid bonus, in the amount of $100,000, on February 29, 2012.  In addition, the Company will pay Mr. Monahan an additional $100,000 in six monthly installments ending August 31, 2012.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 28, 2012.

COLONY RESORTS LVH ACQUISITIONS, LLC

By:	/s/Robert E. Schaffhauser
Name:	Robert E. Schaffhauser
Title:	Executive Vice President-Finance